Exhibit 10.1

MEMBER INTEREST PURCHASE AGREEMENT

THIS MEMBER INTEREST PURCHASE AGREEMENT, with an effective date of November 26, 2014 (this “Agreement”), is made by and among Texas Roadhouse, Inc., a Delaware corporation (“Roadhouse”), Texas Roadhouse Holdings LLC, a Kentucky limited liability company (“Holdings”), Roadhouse of New Berlin, LLC, a Kentucky limited liability company (“Franchisee”), Roadhouse of New Berlin Holdings, Inc., a Nevada corporation (“New Berlin Holdings”), Gerard J. Hart and Jim Broyles (collectively, “New Berlin Holdings Owners”), Zitro Partners, LTD., a Texas limited partnership (“Zitro Partners”) and Steven L. Ortiz (“Zitro Partners Owner”).

RECITALS

A.            Franchisee and Texas Roadhouse Development Corporation, a Kentucky corporation (“Roadhouse Development Corporation”) are parties to that certain Franchise Agreement dated as of September 8, 2004, as amended by that certain First Amendment to Franchise Agreement dated July 6, 2009 (as amended, the “Franchise Agreement”) relating to that certain Texas Roadhouse franchise location located at 15425 Rock Ridge Road, New Berlin, Wisconsin 53151.

B.            As of the date of this Agreement, New Berlin Holdings owns sixty-five percent (65%) of the membership interests in Franchisee (“Membership Interest A”).

C.            As of the date of this Agreement, Zitro Partners owns thirty percent (30%) of the membership interest in Franchisee (“Membership Interest B”).

D.            As of the date of this Agreement, Holdings owns five percent (5%) of the membership interest in Franchisee.

E.            Franchisee and its members, including New Berlin Holdings, Zitro Partners and Holdings, are parties to an Amended and Restated Operating Agreement for Roadhouse of New Berlin, LLC, dated December 27, 2006 (the “Operating Agreement”).

F.             New Berlin Holdings Owners are the majority owners of New Berlin Holdings.

G.            Zitro Partners Owner is the majority owner of Zitro Partners.

H.            Pursuant to Article XIV, Section I of the Franchise Agreement, Roadhouse Development Corporation and its affiliates have the option to require Franchise Owners (as hereinafter defined) and Owners (as hereinafter defined), respectively, to convey their Membership Interest (as hereinafter defined) to Roadhouse Development Corporation or its affiliates in exchange for shares in Roadhouse.

I.             Additionally, pursuant to Section 16.11 of the Operating Agreement, Holdings has the option to require Franchise Owners to convey the Membership Interest to Roadhouse or its affiliates in exchange for shares in Roadhouse.

J.             Holdings, as an affiliate of Roadhouse, has exercised its option to acquire the Membership Interest and desires to acquire, and Franchise Owners desire to convey, the Membership Interest on the terms and conditions set forth in this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises, covenants and conditions contained in this Agreement, and intending to be legally bound, and on the terms and subject to the conditions set forth in this Agreement, the parties agree as follows:

ARTICLE I

DEFINITIONS

1.1          Defined Terms. When used in this Agreement, the following terms shall have the meanings specified:

“Action” means any action, claim, dispute, suit, litigation, investigation, arbitration or proceeding.

“Agreement” means this Member Interest Purchase Agreement, together with all schedules and exhibits referred to in this Agreement, as each may be amended from time to time in accordance with the terms of this Agreement.

“Alternative Transaction” has the meaning set forth in Section 7.9.

“Claim” means any claim, demand, cause of action, lawsuit, chose in action, right of recovery or right of set-off of whatever kind or description against any Person.

“Closing” has the meaning set forth in Section 3.1.

“Closing Balance Sheet” means Franchisee’s unaudited balance sheet as of the date immediately preceding the Closing Date as prepared by Holdings consistent with its past practices.

“Closing Date” means November 26, 2014, unless a different date is agreed to in writing by the parties.

“Closing Time” means 10:00 a.m. on the Closing Date.

“Code” means the Internal Revenue Code of 1986, as amended.

“Franchise Owners” means collectively New Berlin Holdings and Zitro Partners.

“Governmental Authority” means any court, government (federal, state or local) or other regulatory, administrative or governmental agency or authority.

“Governmental Order” means any judgment, decision, consent decree, injunction, ruling, writ or order of or entered by any Governmental Authority that is binding on any Person or its property under applicable Law.

“Law” means any federal, state, local or other law or governmental requirement of any kind, whether legislatively, judicially or administratively promulgated and any rules, regulations and orders promulgated thereunder.

“Liabilities” means any direct or indirect liability, indebtedness, obligation, commitment, expense, claim, deficiency, guaranty or endorsement of or by any Person of any type, whether accrued,

absolute or contingent, matured or unmatured, liquidated or unliquidated, accrued or unaccrued, known or unknown, whenever arising, including all costs and expenses relating thereto, and including, without limitation, those liabilities, indebtedness and obligations arising under any Law, Claim, Action, Governmental Order or any award of any arbitrator of any kind, and those arising under any contract, agreement, commitment or undertaking.

“Material Adverse Effect” means a material and adverse effect on the financial condition, assets, liabilities, business, property or prospects of New Berlin Holdings, Zitro Partners, the Membership Interest or Roadhouse, as applicable.

“Membership Interest” means collectively Membership Interest A and Membership Interest B.

“Owners” means collectively New Berlin Holdings Owners and Zitro Partners Owner.

“Person” means and includes a natural person, a partnership, a joint venture, a corporation, a trust, a limited liability company, an unincorporated organization, a governmental entity or any other legal entity.

“Purchase Price” has the meaning set forth in Section 2.3.

“Roadhouse Common Stock” has the meaning set forth in Section 2.3.

“Securities Act” means the Securities Act of 1933, as amended, together with all rules, regulations and interpretations thereunder.

“Subsidiary” means any corporation, partnership, joint venture, limited liability company or other legal entity in which Franchisee owns, directly or indirectly, an equity interest.

ARTICLE II

PURCHASE AND SALE

2.1          Commitment to Sell and Assign. Upon the terms and subject to the conditions set forth in this Agreement, Franchise Owners shall sell, transfer, assign, convey and deliver to Holdings the Membership Interest, free and clear of all liens, claims and encumbrances.

2.2          Commitment to Purchase and Accept. Upon the terms and subject to the conditions set forth in this Agreement, Holdings shall purchase, accept and acquire the Membership Interest, free and clear of all liens, claims and encumbrances whatsoever, and in full payment for such purchase shall pay to Franchise Owners the Purchase Price.

2.3          Purchase Price; Holdback.

(a)           Subject to Section 2.3(b), Holdings shall pay the aggregate purchase price for the Membership Interest (the “Purchase Price”) to Franchise Owners by causing Roadhouse to issue to New Berlin Holdings, as of the Closing Date, the number of shares of Roadhouse’s common stock, par value $.001 per share (the “Roadhouse Common Stock”), in the manner set forth in Section 3.4 below, which such Purchase Price has been determined in accordance with the Franchise Agreement.  Schedule 2.3(b) attached hereto sets forth the estimated number of shares of Roadhouse Common Stock to be conveyed to Franchise Owners (subject to the working capital adjustment in the manner provided in the Franchise Agreement).  The parties acknowledge and agree that (i) the Roadhouse Common Stock shall not be registered upon the issuance of the same; and (ii) due to such non-registration of the Roadhouse Common

Stock, neither Franchise Owners nor the Owners shall have the right to sell the Roadhouse Common Stock for at least six (6) months following the Closing Date.

(b)           To secure Holdings’ right to reimbursement of amounts due from Franchise Owners after Closing pursuant to the terms of this Agreement or as a result of the breach of this Agreement, the parties acknowledge that ten percent (10%) of the Roadhouse Common Stock issued pursuant to Section 2.3(a) (the “Holdback Stock”) shall be retained by Roadhouse for a period of three hundred sixty-five (365) days following the Closing Date (the “Holdback Period”).  After the Holdback Period expires, Holdings will promptly cause Roadhouse to issue the Holdback Stock to Franchise Owners. If Franchise Owners owe any amount to Holdings pursuant to this Agreement or as a result of the breach of this Agreement, Holdings will have the option to retain the amount of the Holdback Stock equal to the amount owed by Franchise Owners and such stock will no longer be considered Holdback Stock; provided, however, if Holdings exercises such right, Holdings must give prompt written notice of the same to Franchise Owners, including the amount being withheld and an explanation of the basis therefore (the “Holdback Notice”).  The amount of Holdback Stock retained by Holdings to satisfy the obligations of Franchise Owners under this Agreement or as a result of a breach of this Agreement will be based on the per share closing price of Roadhouse’s common stock as of the last business day immediately preceding the date of the applicable Holdback Notice.  During the Holdback Period, the persons who are issued the Holdback Stock pursuant to Section 3.4 below shall have the right to vote and receive dividends on the Holdback Stock and will be deemed the owners of record for the Holdback Stock.  For purposes of clarification, in lieu of retaining the Holdback Stock, Holdings may require Franchise Owners or Owners to pay any amounts due in cash.

ARTICLE III

CLOSING

3.1          Closing. The closing of the transactions contemplated in this Agreement (the “Closing”) will be held at 10:00 a.m. local time on the Closing Date at the offices of Roadhouse unless the parties otherwise agree.  All transactions occurring at the Closing shall be deemed to have occurred simultaneously as of the Closing Time, and no one transaction shall be complete until all transactions have been completed.

3.2          Franchise Owners’ Deliveries at Closing. New Berlin Holdings, Zitro Partners and Owners, as applicable, shall at the Closing execute and deliver, or cause to be executed and delivered, to Roadhouse the following:

(a)           the Assignment and Transfer of LLC Interest, substantially in the form attached as Exhibit “A-1”, with respect to the Membership Interest A;

(b)           the Assignment and Transfer of LLC Interest, substantially in the form attached as Exhibit “A-2”, with respect to the Membership Interest B;

(c)           true, correct and complete copies of New Berlin Holdings’s Articles of Incorporation and all amendments thereto, certified as of a recent date by the Secretary of State of New Berlin Holdings’s state of incorporation;

(d)           true, correct and complete copies of Zitro Partners’s Limited Partnership Agreement and all amendments thereto;

(e)           a certificate of the Secretary of State of New Berlin Holdings’s state of incorporation, dated as of a recent date, duly certifying as to the existence and good standing of New

Berlin Holdings as a corporation under the laws of the state of New Berlin Holdings’s state of incorporation;

(f)          a certificate executed by an officer of New Berlin Holdings that certifies (i) the due adoption by the shareholders and Board of Directors of New Berlin Holdings of resolutions attached to such certificate authorizing (A) the transactions and the execution and delivery of this Agreement and the other agreements and documents contemplated hereby and the taking of all actions contemplated hereby and thereby, and (B) the officers of New Berlin Holdings to dissolve New Berlin Holdings promptly following the expiration of the Holdback Period pursuant to a plan of liquidation to be adopted on or around the dissolution of New Berlin Holdings; and (ii) that the copy of the Bylaws attached to such certificate is a true and correct copy of such Bylaws and that such Bylaws have not been amended;

(g)           a certificate executed by the general partner of Zitro Partners that certifies (i) the due adoption by the general partner and the limited partners of Zitro Partners of resolutions attached to such certificate authorizing the transactions and the execution and delivery of this Agreement and the other agreements and documents contemplated hereby and the taking of all actions contemplated hereby and thereby; and (ii) that the copy of the Limited Partnership Agreement attached to such certificate is a true and correct copy of such Limited Partnership Agreement and that such Limited Partnership Agreement has not been amended;

(h)           a certificate executed by an officer of New Berlin Holdings, dated as of the Closing Date, that certifies that the representations and warranties of New Berlin Holdings contained in this Agreement are true and correct as of the Closing Date and that New Berlin Holdings has performed and complied with all covenants and conditions required by this Agreement to be performed and complied with by any of them at or prior to Closing;

(i)            a certificate executed by the general partner of Zitro Partners, dated as of the Closing Date, that certifies that the representations and warranties of Zitro Partners contained in this Agreement are true and correct as of the Closing Date and that Zitro Partners has performed and complied with all covenants and conditions required by this Agreement to be performed and complied with by any of them at or prior to Closing;

(j)            such documents necessary to release the the Membership Interest from all liens, claims, and encumbrances; and

(k)           such other agreements, documents and/or instruments, including without limitation specific releases, assignments, bills of sale and other instruments of conveyance and transfer, in form and substance acceptable to Holdings, as may be appropriate to transfer, convey and deliver the Membership Interest to Holdings and to vest in Holdings title thereto free and clear of all liens, claims and encumbrances.

3.3          Roadhouse’s Deliveries.  Roadhouse and Holdings (as applicable) shall at the Closing execute and deliver to Franchise Owners the following:

(a)           the Purchase Price;

(b)           the Assignment and Transfer of LLC Interest, substantially in the form attached as Exhibit “A-1”, with respect to the Membership Interest A;

(c)           the Assignment and Transfer of LLC Interest, substantially in the form attached as Exhibit “A-2”, with respect to the Membership Interest B;

(d)           a certificate executed by an officer of Roadhouse that certifies that the representations and warranties of Roadhouse contained in this Agreement are true and correct as of the Closing Date and that Roadhouse has performed and complied with all covenants and conditions required by this Agreement to be performed and complied with by any of them at or prior to Closing; and

(e)           a certificate executed by an officer of Roadhouse and Holdings that certifies the due adoption by Roadhouse and Holdings of resolutions attached to such certificate authorizing the transactions and the execution and delivery of this Agreement and the other agreements and documents contemplated hereby and the taking of all actions contemplated hereby and thereby.

3.4          Mechanism for Transfer Roadhouse Common Stock.  At Closing, Roadhouse will direct its transfer agent to issue the Roadhouse Common Stock to each of Zitro Partners and the persons listed on Schedule 4.1 two (2) certificates or book-entries, one representing Holdback Stock and the other representing non-Holdback Stock.  Zitro Partners shall be issued its shares of Roadhouse Common Stock in accordance with Section 2.3(a) above.  Shares of Roadhouse Common Stock issuable to New Berlin Holdings Owners shall be issued to the persons lists on Schedule 4.1 pro rata, in accordance with their respective interests in New Berlin Holdings, which is also set forth on Schedule 4.1.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF NEW BERLIN HOLDINGS

AND NEW BERLIN HOLDINGS OWNERS

New Berlin Holdings and New Berlin Holdings Owners hereby jointly and severally represent and warrant to Roadhouse that each of the statements set forth in this Article is true, correct and complete as of the date of this Agreement and will be true, correct and complete as of the Closing Date as though made on such date (unless another date is expressly set forth in such representation or warranty), except as set forth in the disclosure schedule accompanying this Agreement. The disclosure schedule will be arranged in sections corresponding to the Sections of this Agreement.

4.1          Organization and Authority of New Berlin Holdings. New Berlin Holdings is a corporation validly existing and in good standing under the laws of its state of incorporation and has full power to enter into and perform its obligations under this Agreement and under all other agreements, documents and/or instruments to be executed and/or delivered by New Berlin Holdings pursuant to or in connection with this Agreement.  New Berlin Holdings has full power to own and convey the Membership Interest A to Holdings.  Schedule 4.1 sets forth all of the shareholders of New Berlin Holdings as of the Closing and such shareholders’ percentage of ownership interest of New Berlin Holdings.

4.2          Authorization; Enforceability. The execution, delivery and performance by New Berlin Holdings of this Agreement and of all of the agreements, the documents and/or instruments to be executed and/or delivered by New Berlin Holdings pursuant to or in connection with this Agreement have been duly authorized by all necessary action of New Berlin Holdings. This Agreement is, and the other agreements, documents and instruments referred to herein will be, enforceable against New Berlin Holdings and New Berlin Holdings Owners in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors’ rights generally, and except that the availability of the remedy of specific performance or other equitable relief is subject to the discretion of the court before which any proceeding therefor may be brought.

4.3          No Violation or Conflict by New Berlin Holdings. The execution, delivery and performance of this Agreement by New Berlin Holdings and New Berlin Holdings Owners does not and will not violate, conflict with or result in the creation or imposition of any lien, charge or encumbrance under any Law, judgment, order or decree binding on New Berlin Holdings or the Articles of Incorporation or the Bylaws of New Berlin Holdings, or any contract or agreement to which New Berlin Holdings is a party or by which New Berlin Holdings is bound.

4.4          Title to Membership Interest A. New Berlin Holdings has good and marketable title to the Membership Interest A, free and clear of all liens, claims and encumbrances, including, without limitation, rights of first refusal or other similar right in favor of any Person. Upon delivery of the Membership Interest A at the Closing, good and valid title to such Membership Interest A, free and clear of all liens, claims and encumbrances, will pass to Holdings.  There are no voting trusts or other agreements or understandings to which New Berlin Holdings is a party with respect to the voting or disposition of the Membership Interest A. Except for the Franchise Agreement and the Operating Agreement, there are no existing contracts, options, commitments or rights with, to or in any Person to acquire the Membership Interest A.

4.5          Liabilities and Obligations. New Berlin Holdings is not liable upon or with respect to, or obligated in any other way to provide funds in respect of or to guarantee or assume in any manner, any debt, obligation or dividend of any person, corporation, association, partnership, joint venture, trust or other entity which relates to or effects the Membership Interest A.

4.6          Entire Business.  New Berlin Holdings has the complete and unrestricted power and the unqualified right to sell, transfer, convey, assign and deliver the Membership Interest A to Holdings. The sale of the Membership Interest A to Holdings pursuant to this Agreement will effectively convey to Holdings all of the Membership Interest A.

4.7          Contracts.  Neither New Berlin Holdings nor New Berlin Holdings Owners have entered into a written agreement that is binding on Franchisee without the express written consent of Roadhouse.

4.8          Creditors.  On or after the Closing Date, neither Roadhouse nor Holdings shall be subject to any claim of a creditor of New Berlin Holdings, or to any obligation to pay, discharge or satisfy in any manner New Berlin Holdings’s liabilities or other obligations as a result of the sale and transfer of the Membership Interest A to Holdings under this Agreement, except as expressly assumed by Roadhouse hereunder.

4.9          Compliance with Operating Agreement.  Neither New Berlin Holdings nor New Berlin Holdings Owners have taken any action on behalf of Franchisee (other than in their capacity as officers of Holdings, if applicable) or breached any provision of the Operating Agreement.

4.10        Accuracy of Information Furnished.  All information furnished to Holdings by New Berlin Holdings or New Berlin Holdings Owners herein or in any exhibit or schedule hereto is true, correct and complete. Such information states all facts required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, true, correct and complete.

4.11        Nature of Investment.

(a)           The Roadhouse Common Stock to be received by New Berlin Holdings and New Berlin Holdings Owners will be acquired for investment for New Berlin Holdings’s and New Berlin Holdings Owners’ own accounts, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and neither New Berlin Holdings nor New Berlin Holdings Owners has a present intention of selling, granting any participation in, or otherwise distributing the same, but subject to the ability of New Berlin Holdings to transfer shares to an affiliate (within the meaning of Rule 405 promulgated under the Securities Act) of New Berlin Holdings. Neither New Berlin Holdings nor New Berlin Holdings Owners has any need for liquidity related to the acquisition of the Roadhouse Common Stock.

(b)           Both New Berlin Holdings and New Berlin Holdings Owners, or a representative thereof, have received and read or reviewed, and are familiar with, this Agreement and the other agreements executed in connection with this Agreement and confirm that all documents, books and records pertaining to New Berlin Holdings’s and New Berlin Holdings Owners’ investment in the Roadhouse Common Stock and requested by New Berlin Holdings or New Berlin Holdings Owners have been made available.

(c)           Both New Berlin Holdings and New Berlin Holdings Owner have had an opportunity to ask questions and receive answers from Roadhouse regarding the terms and conditions of the offering of the Roadhouse Common Stock and about other information, documents and records relative to Roadhouse’s business assets, financial condition, results of operations and liabilities.

(d)           New Berlin Holdings and New Berlin Holdings Owners each are experienced investors in securities and acknowledge that they can bear the complete economic risk of their investment and have such knowledge and experience in financial or business matters that they are capable of evaluating the merits and risks of the investment in the Roadhouse Common Stock. New Berlin Holdings and New Berlin Holdings Owners also represent they each are an “accredited investor” within the meaning of Rule 501(a) promulgated under the Securities Act.

(e)           The purchase of the Roadhouse Common Stock by New Berlin Holdings and New Berlin Holdings Owners is consistent with the general investment objectives of New Berlin Holdings and New Berlin Holdings Owners. Both New Berlin Holdings and New Berlin Holdings Owners understand that the purchase of the Roadhouse Common Stock involves a high degree of risk.

(f)            New Berlin Holdings and New Berlin Holdings Owners understand that the Roadhouse Common Stock they are purchasing are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from Roadhouse in a transaction not involving a public offering and that under such laws and applicable regulations such securities may not be resold without registration under the Securities Act and applicable state securities laws, except in certain limited circumstances. In this connection, New Berlin Holdings and New Berlin Holdings Owners represent that it is familiar with Rule 144 under the Securities Act, as presently in effect, and understand the resale limitations imposed thereby and by the Securities Act. New Berlin Holdings and New Berlin Holdings Owners agree that in no event will they make a transfer or disposition of any of the Roadhouse Common Stock unless and until, if requested by Roadhouse, they shall have furnished to Roadhouse (at the expense of New Berlin Holdings or New Berlin Holdings Owners or their respective transferees) an opinion of counsel or other evidence, reasonably satisfactory to Roadhouse, to the effect that such transfer may be made without restrictions under the Securities Act. New Berlin Holdings and New Berlin Holdings Owners understand that Roadhouse is under no obligation to register any of the securities sold hereunder.

(g)           The Roadhouse Common Stock shall not be registered under the Securities Act, and as such shall constitute “restricted securities” within the meaning of Rule 144 under the Securities Act and the Roadhouse Common Stock shall be available for sale in the public market only in compliance with Rule 144. The Roadhouse Common Stock shall bear a legend substantially as follows:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE

“SECURITIES ACT”) OR QUALIFIED UNDER ANY APPLICABLE STATE SECURITIES LAWS (THE “STATE ACTS”), HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND QUALIFICATION UNDER THE STATE ACTS OR EXEMPTIONS FROM SUCH REGISTRATION OR QUALIFICATION REQUIREMENTS (INCLUDING, IN THE CASE OF THE SECURITIES ACT, THE EXEMPTION AFFORDED BY RULE 144). UNLESS WAIVED BY ROADHOUSE, INC. ROADHOUSE, INC. SHALL BE FURNISHED WITH AN OPINION OF COUNSEL OPINING AS TO THE AVAILABILITY OF EXEMPTIONS FROM SUCH REGISTRATION AND QUALIFICATION AS A PRECONDITION TO ANY SUCH TRANSFER.

(h)           In addition to the legend set forth in Section 4.11(g) above, the book-entry or certificate representing the Holdback Stock shall bear the following legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO, AND ARE TRANSFERABLE ONLY IN COMPLIANCE WITH, A MEMBERSHIP INTEREST PURCHASE AGREEMENT BETWEEN THE HOLDER AND TEXAS ROADHOUSE, INC., ETAL DATED NOVEMBER 26, 2014 THAT IMPOSES CERTAIN RESTRICTIONS UPON THE TRANSFER BY SALE, ENCUMBRANCE, OR OTHERWISE, OF THE SECURITIES REPRESENTED HEREBY.  A COPY OF THE AGREEMENT IS ON FILE IN THE OFFICE OF THE SECRETARY OF TEXAS ROADHOUSE, INC. IN LOUISVILLE, KENTUCKY.

Following the expiration of the Holdback Period, and after giving effect to the provisions of Section 2.3(b), upon the request of New Berlin Holdings, Roadhouse will cause its transfer agent to remove the restrictive legend set forth in this Section 4.11(h) from the Holdback Stock.

4.12        Consents. No authorization, consent, approval, permit or license of, or filing with, any Governmental Authority, any lender or lessor or any other Person is required to authorize, or is required in connection with, the execution, delivery and performance of this Agreement or the agreements contemplated hereby on the part of New Berlin Holdings or New Berlin Holdings Owners.

4.13        Broker Fees. Neither New Berlin Holdings nor New Berlin Holdings Owners have any liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement.

4.14        Franchise Agreement. New Berlin Holdings and New Berlin Holdings Owners have undertaken all required obligations and are in compliance with the Franchise Agreement and any other documents associated therewith.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF ZITRO PARTNERS

AND ZITRO PARTNERS OWNER

Zitro Partners and Zitro Partners Owner hereby jointly and severally represent and warrant to Roadhouse that each of the statements set forth in this Article is true, correct and complete as of the date of this Agreement and will be true, correct and complete as of the Closing Date as though made on such date (unless another date is expressly set forth in such representation or warranty), except as set forth in the disclosure schedule accompanying this Agreement. The disclosure schedule will be arranged in sections corresponding to the Sections of this Agreement.

5.1          Organization and Authority of Zitro Partners. Zitro Partners is a limited partnership validly existing and in good standing under the laws of its state of organization and has full power to enter into and perform its obligations under this Agreement and under all other agreements, documents and/or instruments to be executed and/or delivered by Zitro Partners pursuant to or in connection with this Agreement.  Zitro Partners has full power to own and convey the Membership Interest B to Holdings.

5.2          Authorization; Enforceability. The execution, delivery and performance by Zitro Partners of this Agreement and of all of the agreements, the documents and/or instruments to be executed and/or delivered by Zitro Partners pursuant to or in connection with this Agreement have been duly authorized by all necessary action of Zitro Partners.  This Agreement is, and the other agreements, documents and instruments referred to herein will be, enforceable against Zitro Partners and Zitro Partners Owner in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors’ rights generally, and except that the availability of the remedy of specific performance or other equitable relief is subject to the discretion of the court before which any proceeding therefor may be brought.

5.3          No Violation or Conflict by Zitro Partners. The execution, delivery and performance of this Agreement by Zitro Partners and Zitro Partners Owner does not and will not violate, conflict with or result in the creation or imposition of any lien, charge or encumbrance under any Law, judgment, order or decree binding on Zitro Partners or the Limited Partnership Agreement of Zitro Partners, or any contract or agreement to which Zitro Partners is a party or by which Zitro Partners is bound.

5.4          Title to Membership Interest B. Zitro Partners has good and marketable title to the Membership Interest B, free and clear of all liens, claims and encumbrances, including, without limitation, rights of first refusal or other similar right in favor of any Person. Upon delivery of the Membership Interest B at the Closing, good and valid title to such Membership Interest B, free and clear of all liens, claims and encumbrances, will pass to Holdings.  There are no voting trusts or other agreements or understandings to which Zitro Partners is a party with respect to the voting or disposition of the Membership Interest B. Except for the Franchise Agreement and the Operating Agreement, there are no existing contracts, options, commitments or rights with, to or in any Person to acquire the Membership Interest B.

5.5          Liabilities and Obligations. Zitro Partners is not liable upon or with respect to, or obligated in any other way to provide funds in respect of or to guarantee or assume in any manner, any debt, obligation or dividend of any person, corporation, association, partnership, joint venture, trust or other entity which relates to or effects the Membership Interest B.

5.6          Entire Business.  Zitro Partners has the complete and unrestricted power and the unqualified right to sell, transfer, convey, assign and deliver the Membership Interest B to Holdings. The sale of the Membership Interest B to Holdings pursuant to this Agreement will effectively convey to Holdings all of the Membership Interest B.

5.7          Contracts.  Neither Zitro Partners nor Zitro Partners Owner has entered into a written agreement that is binding on Franchisee without the express written consent of Roadhouse.

5.8          Creditors.  On or after the Closing Date, neither Roadhouse nor Holdings shall be subject to any claim of a creditor of Zitro Partners, or to any obligation to pay, discharge or satisfy in any manner

Zitro Partners’s liabilities or other obligations as a result of the sale and transfer of the Membership Interest B to Holdings under this Agreement, except as expressly assumed by Roadhouse hereunder.

5.9          Compliance with Operating Agreement.  Neither Zitro Partners nor Zitro Partners Owner have taken any action on behalf of Franchisee (other than in their capacity as officers of Holdings, if applicable) or breached any provision of the Operating Agreement.

5.10        Accuracy of Information Furnished.  All information furnished to Holdings by Zitro Partners or Zitro Partners Owner herein or in any exhibit or schedule hereto is true, correct and complete. Such information states all facts required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, true, correct and complete.

5.11        Nature of Investment.

(a)           The Roadhouse Common Stock to be received by Zitro Partners and Zitro Partners Owner will be acquired for investment for Zitro Partners’s and Zitro Partners Owner’s own accounts, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and neither Zitro Partners nor Zitro Partners Owner has a present intention of selling, granting any participation in, or otherwise distributing the same, but subject to the ability of Zitro Partners to transfer shares to an affiliate (within the meaning of Rule 405 promulgated under the Securities Act) of Zitro Partners. Neither Zitro Partners nor Zitro Partners Owner has any need for liquidity related to the acquisition of the Roadhouse Common Stock.

(b)           Both Zitro Partners and Zitro Partners Owner, or a representative thereof, have received and read or reviewed, and are familiar with, this Agreement and the other agreements executed in connection with this Agreement and confirm that all documents, books and records pertaining to Zitro Partners’s and Zitro Partners Owner’s investment in the Roadhouse Common Stock and requested by Zitro Partners or Zitro Partners Owner have been made available.

(c)           Both Zitro Partners and Zitro Partners Owner have had an opportunity to ask questions and receive answers from Roadhouse regarding the terms and conditions of the offering of the Roadhouse Common Stock and about other information, documents and records relative to Roadhouse’s business assets, financial condition, results of operations and liabilities.

(d)           Zitro Partners and Zitro Partners Owner each are experienced investors in securities and acknowledge that they can bear the complete economic risk of their investment and have such knowledge and experience in financial or business matters that they are capable of evaluating the merits and risks of the investment in the Roadhouse Common Stock. Zitro Partners and Zitro Partners Owner also represent they each are an “accredited investor” within the meaning of Rule 501(a) promulgated under the Securities Act.

(e)           The purchase of the Roadhouse Common Stock by Zitro Partners and Zitro Partners Owner is consistent with the general investment objectives of Zitro Partners and Zitro Partners Owner. Both Zitro Partners and Zitro Partners Owner understand that the purchase of the Roadhouse Common Stock involves a high degree of risk.

(f)            Zitro Partners and Zitro Partners Owner understand that the Roadhouse Common Stock they are purchasing are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from Roadhouse in a transaction not involving a public offering and that under such laws and applicable regulations such securities may not be resold without registration under the Securities Act and applicable state securities laws, except in certain limited circumstances. In this connection, Zitro Partners and Zitro Partners Owner represent that it is familiar with Rule 144 under the Securities Act, as presently in effect, and understand the resale limitations imposed thereby and by the Securities Act. Zitro Partners and Zitro Partners Owner agree that in no event will they make a transfer or disposition of any of the Roadhouse Common Stock unless and until, if requested by Roadhouse, they shall have furnished to Roadhouse (at the expense of Zitro Partners or Zitro Partners Owner or their respective transferees) an opinion of counsel or other evidence, reasonably satisfactory to Roadhouse, to the effect that such transfer may be made without restrictions under the Securities Act. Zitro Partners and Zitro Partners Owner understand that Roadhouse is under no obligation to register any of the securities sold hereunder.

(g)           The Roadhouse Common Stock shall not be registered under the Securities Act, and as such shall constitute “restricted securities” within the meaning of Rule 144 under the Securities Act and the Roadhouse Common Stock shall be available for sale in the public market only in compliance with Rule 144. The Roadhouse Common Stock shall bear a legend substantially as follows:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR QUALIFIED UNDER ANY APPLICABLE STATE SECURITIES LAWS (THE “STATE ACTS”), HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND QUALIFICATION UNDER THE STATE ACTS OR EXEMPTIONS FROM SUCH REGISTRATION OR QUALIFICATION REQUIREMENTS (INCLUDING, IN THE CASE OF THE SECURITIES ACT, THE EXEMPTION AFFORDED BY RULE 144). UNLESS WAIVED BY ROADHOUSE, INC. ROADHOUSE, INC. SHALL BE FURNISHED WITH AN OPINION OF COUNSEL OPINING AS TO THE AVAILABILITY OF EXEMPTIONS FROM SUCH REGISTRATION AND QUALIFICATION AS A PRECONDITION TO ANY SUCH TRANSFER.

(h)           In addition to the legend set forth in Section 5.11(g) above, the book-entry or certificate representing the Holdback Stock shall bear the following legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO, AND ARE TRANSFERABLE ONLY IN COMPLIANCE WITH, A MEMBERSHIP INTEREST PURCHASE AGREEMENT BETWEEN THE HOLDER AND TEXAS ROADHOUSE, INC., ETAL DATED NOVEMBER 26, 2014 THAT IMPOSES CERTAIN RESTRICTIONS UPON THE TRANSFER BY SALE, ENCUMBRANCE, OR OTHERWISE, OF THE SECURITIES REPRESENTED HEREBY.  A COPY OF THE AGREEMENT IS ON FILE IN THE OFFICE OF THE SECRETARY OF TEXAS ROADHOUSE, INC. IN LOUISVILLE, KENTUCKY.

Following the expiration of the Holdback Period, and after giving effect to the provisions of Section 2.3(b), upon the request of Zitro Partners, Roadhouse will cause its transfer agent to remove the restrictive legend set forth in this Section 5.11(h) from the Holdback Stock.

5.12        Consents. No authorization, consent, approval, permit or license of, or filing with, any Governmental Authority, any lender or lessor or any other Person is required to authorize, or is required in connection with, the execution, delivery and performance of this Agreement or the agreements contemplated hereby on the part of Zitro Partners or Zitro Partners Owner.

5.13        Broker Fees. Neither Zitro Partners nor Zitro Partners Owner has any liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement.

5.14        Franchise Agreement. Zitro Partners and Zitro Partners Owner have undertaken all required obligations and are in compliance with the Franchise Agreement and any other documents associated therewith.

ARTICLE VI

REPRESENTATIONS AND WARRANTIES OF HOLDINGS

Holdings represents and warrants to Franchise Owners that each of the statements set forth in this Article is true, correct and complete as of the date of this Agreement and will be true, correct and complete as of the Closing Date as though made on such date (unless another date is expressly set forth in such representation or warranty), except as set forth in the disclosure schedule accompanying this Agreement. The disclosure schedule will be arranged in sections corresponding to the Sections of this Agreement.

6.1          Organization. Holdings is a limited liability company duly and validly existing and in good standing under the laws of Kentucky and has full limited liability company power to enter into and perform its obligations under this Agreement and under any other agreements, documents and instruments to be executed and delivered by Holdings pursuant to this Agreement.

6.2          Authorization; Enforceability. The execution, delivery and performance of this Agreement and of all of the agreements, documents and instruments to be executed and delivered by Holdings pursuant to this Agreement have been duly authorized by all necessary limited liability company action. This Agreement is, and the other agreements, documents and instruments required hereby will be, when executed and delivered by the parties hereto, enforceable against Holdings in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors’ rights generally, and except that the availability of the remedy of specific performance or other equitable relief is subject to the discretion of the court before which any proceeding therefor may be brought.

6.3          No Violation or Conflict. The execution, delivery and performance of this Agreement by Holdings does not and will not violate or conflict with any Law, judgment, order, or decree binding on Holdings or any material contract or agreement to which Holdings is a party or by which Holdings is bound.

6.4          Validity of Shares. The Roadhouse Common Stock, when issued in compliance with the provisions of this Agreement, will be validly issued, fully paid and nonassessable, will be free of any liens or encumbrances, and shall not be subject to any preemptive rights, rights of first refusal or redemption rights.

6.5          Accuracy of Information Furnished. All information furnished to Franchise Owners by Holdings herein or in any exhibit or schedule hereto is true, correct and complete. Such information states all facts required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, true, correct and complete.

6.6          Broker Fees. Holdings has no liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement.

ARTICLE VII

COVENANTS

Franchise Owners and Owners covenant to Roadhouse and Holdings, and Roadhouse and Holdings covenant to Franchise Owners and Owners, as applicable, that from and after the date of this Agreement, without the other parties’ prior written consent:

7.1          Carry on in Regular Course. Franchise Owners shall not engage in any extraordinary transactions without Roadhouse’s prior written consent, including (a) not disposing of any of the Membership Interest and (b) not causing such Membership Interest to be distributed to any of its shareholders.

7.2          Access. Franchise Owners will reasonably cooperate with Roadhouse’s due diligence investigation of the Membership Interest. Franchise Owners will provide Roadhouse (and its representatives) with prompt and reasonable access to all documents and information that Roadhouse reasonably deems pertinent in connection with its evaluation and consideration of the transactions contemplated by this Agreement.

7.3          Cooperation.  As soon as practical after the date hereof, if they have not previously done so, Roadhouse and Franchise Owners shall promptly and properly prepare and file all filings required by all Laws relating to the transactions contemplated hereby, and shall cooperate in all respects in connection with the giving of any notices to any governmental authority or securing the permission, approval, determination, consent or waiver of any governmental authority required by Law in connection with the consummation of this Agreement.

7.4          Material Adverse Effect. Prior to the Closing, each party will promptly inform the other parties of the occurrence of any event that has resulted in, or could be expected to result in, a Material Adverse Effect with respect to that party or any event that renders the representations and warranties made in this Agreement to be inaccurate, or any failure of that party to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied under this Agreement. Any such disclosure shall not be deemed a waiver by the other parties of any representation, warranty, covenant or agreement contained in this Agreement.

7.5          Approvals of Governmental Authorities and Third Parties. As soon as practicable after the execution of this Agreement, but in any event prior to the Closing Date, both Franchise Owners and Roadhouse will secure all necessary approvals and consents (if any) of all governmental authorities and other third parties required for the consummation of the transactions contemplated by this Agreement.

7.6          Mortgages; Liens. Prior to Closing, except with Roadhouse’s prior written consent, Franchise Owners will not enter into or assume any mortgage, pledge, conditional sale or other title retention agreement, or permit any lien, encumbrance or claim of any kind to attach to any of the Membership Interest.

7.7          Supplements to Disclosure Schedules. From time to time prior to the Closing Date, Franchise Owners and Owners shall promptly provide to Roadhouse proposed supplements or amendments to the schedules to this Agreement with respect to any matter arising or changing that, if existing or occurring as of the date of this Agreement, would have been required to be set forth or described in such schedules; provided, however, any such proposed supplements or amendments to the schedules to this Agreement shall not become part of this Agreement unless and until Roadhouse shall execute an instrument evidencing its agreement thereto, and such proposals shall not be deemed a waiver by Roadhouse of any representation or warranty of Franchise Owners contained in this Agreement other than as agreed upon in such instrument.

7.8          Publicity. No party shall take any action, nor shall it permit any of its employees, officers, directors, as applicable, to take any action that may result in the public disclosure of the transactions contemplated by this Agreement without the consent of the other parties; provided, however, that in the event the disclosing party believes such information is required to be disclosed under applicable law, it may release such disclosure but will use reasonable efforts to give the other parties advance notice of the disclosure; and provided, further, that Roadhouse will be permitted to (a) file this Agreement and to describe the transactions contemplated hereby in filings under the Securities Act and (b) include information about the transactions contemplated herein in any disclosure document or filing required to comply with any applicable franchise laws.

7.9          Alternative Transactions. From the date of this Agreement through the earlier of the Closing Date or the termination of this Agreement, neither Franchise Owners nor Owners will and Franchise Owners will cause each of its officers, directors, partners and its legal and financial advisors and affiliates not to, directly or indirectly, make, solicit, encourage, initiate, negotiate or enter into any agreement or agreement in principle, or announce any intention to do any of the foregoing, with respect to any offer or proposal to dispose of all or part of the Membership Interest with any party other than Roadhouse (an “Alternative Transaction”). Franchise Owners and Owners shall promptly communicate to Roadhouse the terms of any proposal it may receive in respect of an Alternative Transaction and the identity of such other party and the nature of such proposal, offer or invitation.

7.10        Confidentiality. From the date of this Agreement to the date that is five (5) years after the Closing, except as otherwise permitted in Section 6.1 above, each party will keep the nature and terms of the transactions contemplated by this Agreement and all information concerning the other party and its respective business, strictly confidential, using such information solely for the purposes contemplated by this Agreement and disclosing such information only to those persons or agents with a need to know (and then, solely for the purposes of assisting in such purposes and subject to such persons or agents being bound by this section). Such disclosure will be limited to the parties’ business and financial advisors (i.e., its lawyer, accountant and/or lender), and the disclosure of such information to any other person will require the prior written consent of the other party. This section will not apply to extent the disclosing party can demonstrate the information (i) is generally available to or known by the public other than as a result of improper disclosure by a the disclosing party, (ii) is obtained by a the disclosing party from a source other than the other party, provided that such source was not bound by a duty of confidentiality with respect to such information, (iii) is independently developed by the disclosing party without the use of the information learned from the other party, or (iv) is required to be disclosed under applicable law. In the event the disclosing party believes such information is required to be disclosed under applicable law, it shall use reasonable efforts to give the other party advance notice of such disclosure. In the event of a termination of this Agreement, each party will promptly return to the other party all notes, memos, reports and other materials provided to such party in connection with this Agreement.

7.11        Trade Secrets. Franchise Owners and Owners expressly acknowledge they will comply with all confidentiality provisions set forth in the Franchise Agreement and the Confidentiality Agreement and Ancillary Covenants Not to Compete executed contemporaneously with the Franchise Agreement (collectively, the “Franchise Documents”).

7.12        Noncompetition. Franchise Owners and Owners expressly acknowledge they will comply with all noncompetition and other restrictive covenants set forth in the Franchise Documents, which are currently effective and will continue for that length of time set forth in the Franchise Documents.  Notwithstanding the foregoing, the parties acknowledge and agree that with respect to Franchise Owners, the non-solicitation provisions set forth in the Franchise Documents shall not be applicable and shall be terminated as of the Closing Date.

7.13        Additional Remedies. Franchise Owners and Owners acknowledge and agree that the covenants and agreements contained in Sections 7.11 and 7.12 are of the essence of this Agreement; that each of such covenants is reasonable and necessary to protect and preserve the trade secrets and the legitimate business interests of Roadhouse; that irreparable harm, loss and damage that cannot be remedied in damages in an action at law will be suffered by Roadhouse should Franchise Owners or Owners breach any of the covenants and agreements contained in those Sections; that a breach of any such covenant and agreement may constitute an infringement of Roadhouse’s rights in and to the trade secrets; that each of such covenants or agreements is separate, distinct and severable not only from the other of such covenants and agreements but also from the other and remaining provisions of this Agreement; and that, in addition to other rights and remedies available to it as a matter of law or equity, Roadhouse shall be entitled to an immediate temporary injunction and also to a permanent injunction to prevent a breach or contemplated breach by any of Franchise Owners or Owners of any of such covenants or agreements. Franchise Owners and Owners has each carefully read and considered the terms and provisions of this Section and agree that the restrictions are fair and reasonable and are reasonably necessary for the protection of the trade secrets and the legitimate business interests of Roadhouse, including Roadhouse’s goodwill and substantial relationships with customers. In the event any of the restrictions contained in those sections are to be held unenforceable as over broad, overlong, not reasonably necessary to protect the legitimate business interests of Roadhouse, or for any other reason, the parties agree that the court shall modify such restriction and grant the relief necessary to protect such interests. As so modified, such restriction shall be as fully enforceable as if it had been set forth herein by the parties. It is the intent of the parties that the court in so establishing substitute restrictions, recognize that the parties hereto desire that the described restrictions be imposed and maintained to the maximum lawful extent.

7.14        Release of Claims.

(a)           Franchise Owners and Owners each hereby release and forever discharge Franchisee, Holdings, Roadhouse and Roadhouse Development Corporation and their respective directors, officers, managers, members, shareholders, employees, agents, successors and assigns (each a “Texas Roadhouse Released Party”) of and from any and all losses, claims, damages, demands, counterclaims, liabilities, obligations, suits or causes or action of any kind or nature whatsoever, whether known or unknown, suspected or unsuspected, both at law and in equity, including, without limitation, any and all claims for indemnification arising under Franchisee’s Articles of Organization, the Operating Agreement or Kentucky law, which they, individually or jointly, now have, have ever had, or may hereafter have against any Texas Roadhouse Released Party arising prior to the Closing, or arising on account of or out of any matter, cause or event occurring prior to the Closing and whether or not relating to claims pending on, or asserted after, the Closing, including, without limitation, any and all acts, failures to act or activities relating to the operation of Franchisee on or prior to the Closing Date.  Notwithstanding the foregoing, Franchise Owners and Owners are not releasing any Texas Roadhouse Released Party for any claims relating to a breach of this Agreement or the indemnification obligations set forth herein.  Each Franchise Owner and Owner hereby represents and warrants to the Texas Roadhouse Released Parties that he or it has sought and has been represented by independent legal counsel with respect to the execution of and the terms contained in this Agreement as well as the statutory language of California Civil Code Section 1542. To effect a full and complete general release as described above, each Franchise Owner and Owner expressly waives and relinquishes all rights and benefits of Section 1542 of the Civil Code of the State of California, and does so understanding and acknowledging the significance and consequence of specifically waiving Section 1542.  Section 1542 of the Civil Code of the State of California states as follows: “A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.” Accordingly, each Franchise Owner and Owner hereby acknowledges that he or it enters this Agreement with a full understanding of the terms, conditions and releases contained herein.

(b)           Holdings, and Roadhouse each hereby release and forever discharge Franchise Owners and Owners and their respective directors, officers, managers, members, shareholders, employees, agents, successors and assigns (each a “Franchise Released Party”) of and from any and all losses, claims, damages, demands, counterclaims, liabilities, obligations, suits or causes or action of any kind or nature whatsoever, whether known or unknown, suspected or unsuspected, both at law and in equity, including, without limitation, any and all claims for indemnification arising under Franchisee’s Articles of Organization, the Operating Agreement or Kentucky law, which they, individually or jointly, now have, have ever had, or may hereafter have against any Franchise Released Party arising prior to the Closing or arising on account of or out of any matter, cause or event occurring prior to the Closing, and, in each case, solely to the extent directly related to Franchise Owner’s ownership of Franchisee and/or the operation of that certain Texas Roadhouse franchise location located at 15425 Rock Ridge Road, New Berlin, Wisconsin.  Notwithstanding the foregoing, the parties acknowledge and agree that (I) Holdings and Roadhouse are not releasing any Franchise Released Party for any claims relating to a breach of this Agreement or the indemnification obligations set forth herein; and (II) the release provided in this Section 7.14(b) shall not be deemed a release of any claims against Franchise Owners and/or Owners (as and if applicable) unrelated to Franchise Owner’s ownership of Franchisee and/or the operation of that certain Texas Roadhouse franchise location located at 15425 Rock Ridge Road, New Berlin.

ARTICLE VIII

SURVIVAL AND INDEMNIFICATION

8.1          Survival of Representations and Warranties. The representations and warranties contained herein shall survive the Closing.

8.2          Indemnification by Franchise Owners and Owners. Franchise Owners and Owners jointly and severally agree to indemnify, defend and hold harmless Roadhouse, Holdings and each director, officer, manager, employee, agent and affiliate of Roadhouse or Holdings for all losses, damages, liabilities, and claims, and all fees, costs and expenses related to, including without limitation attorney fees, arising out of, based upon or resulting from: (a) any breach by Franchise Owners or Owners of any representation or warranty set forth in this Agreement or in any document delivered thereunder or hereunder; (b) any failure by Franchise Owners or Owners to carry out, perform, satisfy and discharge any covenant, agreement, undertaking, liability or obligation to be performed or discharged by either of them pursuant to the terms of this Agreement or any of the documents delivered thereunder or hereunder; (c) the operation of Franchisee’s business prior to the Closing Date; and/or (d) any Liabilities of Franchisee as of the Closing Date other than Liabilities on the Closing Balance Sheet.  The indemnification provisions of this Agreement shall not be deemed to preclude or otherwise limit in any way the exercise of any other rights or pursuit of any other remedies for the breach of this Agreement or with respect to any misrepresentation or any breach of warranty by Franchise Owners or Owners.

8.3          Indemnification by Holdings. Holdings agrees to indemnify, defend and hold harmless Franchise Owners and Owners and each officer, director, employee, agent and affiliate of Franchise Owners for all losses, damages, liabilities and claims, and all fees, costs and expenses related to, including without limitation attorney fees, arising out of, based upon or resulting from: (a) any breach by Holdings of any representation or warranty set forth in this Agreement or in any document delivered hereunder; (b) any failure by Holdings to carry out, perform, satisfy and discharge any covenant, agreement, undertaking, liability or obligation to be performed or discharged by it pursuant to the terms of this Agreement or any of the documents delivered pursuant to this Agreement; (c) the operation of Franchisee’s business on or after the Closing Date; and/or (d) any Liabilities of Franchisee as of the Closing Date other than Liabilities on the Closing Balance Sheet.  The indemnification provisions of this Agreement shall not be deemed to preclude or otherwise limit in any way the exercise of any other rights or pursuit of any other remedies for the breach of this Agreement or with respect to any misrepresentation or any breach of warranty by Holdings.

8.5          Indemnification Procedures. In the event a claim against an indemnifying party is applicable, the indemnified party shall give prompt notice to the indemnifying party; provided that any failure to provide such notice shall not affect the indemnification obligations of the parties under this Agreement except to the extent such failure materially prejudices the potential defenses of the indemnifying party.  In the case of a claim asserted by a third party, the indemnifying party shall have the right to defend, settle or compromise any claim, demand, action or proceeding with counsel of its own choosing which is reasonably acceptable to the indemnified party (unless the indemnified party agrees to assume the cost of the defense and any settlement), at its sole cost and expense; provided, however, that no settlement or compromise may be entered into by the indemnifying party without the prior written consent of the indemnified party, which consent will not be unreasonably withheld, conditioned or delayed.  The indemnified party may select counsel to participate in any such defense at its sole cost and expense; provided, however, that if in the reasonable opinion of counsel to the indemnified party: (i) there are legal defenses available to an indemnified party that are different from or additional to those available to the indemnifying party; or (ii) there exists a conflict of interest between the indemnifying party and the indemnified party that cannot be waived, the indemnifying party shall be liable for the reasonable fees and expenses of counsel to the indemnified party in each jurisdiction for which the indemnified party determines counsel is required (subject to a maximum of one counsel regardless of the number of indemnified parties with conflicts of interest).  In connection with any such claim, action or proceeding, the parties shall cooperate with each other and provide each with access to relevant books and records in their possession.

ARTICLE IX

MISCELLANEOUS

9.1          Entire Agreement; Amendment. This Agreement and the documents referred to in this Agreement constitute the entire agreement between the parties pertaining to the subject matter hereof, and supersede all prior and contemporaneous agreements, understandings, negotiations and discussions of the parties, whether oral or written, and there are no warranties, representations or other agreements between the parties in connection with the subject matter hereof, except as specifically set forth in this Agreement or documents referred to in this Agreement. This Agreement may only be amended or modified by an instrument in writing executed by the parties. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision of this Agreement, whether or not similar, nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

9.2          Expenses. Whether or not the transactions contemplated by this Agreement are consummated, each of the parties shall pay their respective fees and expenses incurred in connection with the transactions contemplated by this Agreement.

9.3          Governing Law. This Agreement, including its formation, application, performance, enforcement, the relationship between the parties, and any claims, demands, causes of action and disputes in any way arising out of or related to it, shall be governed, construed and interpreted under the substantive law (and the law of remedies, if applicable) of the Commonwealth of Kentucky. Every dispute arising out of or connected with this Agreement, or that otherwise arises between the parties, shall be commenced in any state or federal court sitting in Jefferson County, Kentucky, which forum shall be the sole and exclusive jurisdiction and venue for the resolution of such disputes, and to which jurisdiction and venue each party hereby consents and submits for all purposes.

9.4          Succession and Assignment. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. No party may assign any of its rights or delegate any of its duties under this Agreement without the prior written consent of the other parties.

9.5          Notices. All communications, notices and disclosures required or permitted by this Agreement shall be in writing and shall be deemed to have been given at the earlier of the time when actually delivered to an officer of the party to which notice is to be given or when sent by overnight courier service or by certified or registered first-class mail, postage prepaid, return receipt requested, addressed as follows, unless and until any party notifies the others in accordance with this Section of a change of address:

If to Roadhouse:

Texas Roadhouse, Inc.

6040 Dutchmans Lane

Louisville, Kentucky 40205

Attention:  Legal Department

If to Holdings:

Texas Roadhouse Holdings LLC

6040 Dutchmans Lane

Louisville, Kentucky 40205

Attention:  Legal Department

If to New Berlin Holdings:

Roadhouse of New Berlin Holdings, Inc.

3388 Via Lido

Newport Beach, California 92663

Attention:  Gerard J. Hart

If to Franchisee:

Roadhouse of New Berlin, LLC

6040 Dutchmans Lane

Louisville, Kentucky 40205

Attention:  Legal Department

If to Zitro Partners:

Zitro Partners, LTD.

550 Front Street, Suite 3301

San Diego, California 92101

Attention: Steven L. Ortiz

9.6          Severability. If any provision, clause, or part of this Agreement, or the application thereof under certain circumstances, is held invalid, the remainder of this Agreement, or the application of such provision, clause, or part under other circumstances, shall not be affected thereby.

9.7          No Reliance. Neither Holdings nor Franchise Owners and Owners assume any liability to any person not a party to this Agreement because of any reliance on the representations, warranties, and agreements of Holdings or Franchise Owners and Owners contained herein.

9.8          Counterparts. This Agreement and all documents referred to in this Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.  A facsimile or scanned/PDF signature shall be deemed an original signature for purposes of execution of this Agreement.

9.9          Specific Performance. Each of the parties agrees that the other parties would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their terms. Accordingly, each party agrees that the other parties shall be entitled to injunctive relief to prevent breaches of the provisions of this Agreement and to specifically enforce this Agreement in any action, in addition to any other remedy to which such party may be entitled at law or in equity.

9.10        Further Assurances. Upon and subject to the conditions contained in this Agreement, each party agrees, both before and after the Closing, to use reasonable efforts to take all actions and to do all things necessary to consummate and make effective the transactions contemplated by this Agreement.

ARTICLE X

TERMINATION

10.1        Termination. This Agreement may be terminated and the transactions contemplated by this Agreement may be abandoned as follows:

(a)           by Roadhouse at any time prior to the Closing with written notice to Franchise Owners;

(b)           by Roadhouse if there has been a material breach of any representation or warranty of Franchise Owners or Owners contained in this Agreement or in any document delivered pursuant to this Agreement or if Franchise Owners or Owners shall have failed to comply in any material respect with any of its covenants or agreements contained in this Agreement or in any document delivered pursuant to this Agreement, and such breach or failure has remained uncured for a period of ten (10) days from delivery of written notice to Franchise Owners or Owners;

(c)           by Franchise Owners if there has been a material breach of any representation or warranty of Roadhouse contained in this Agreement or in any document delivered pursuant to this Agreement or if Roadhouse shall have failed to comply in any material respect with any of its covenants or agreements contained in this Agreement or in any document delivered pursuant to this Agreement, and such breach or failure has remained uncured for a period of ten (10) days from delivery of written notice to Roadhouse;

(d)           by Roadhouse if it is not satisfied with the results of its continuing due diligence review relating to the Membership Interest; and/or

(e)           by either Franchise Owners or Roadhouse if any court of competent jurisdiction or other governmental body shall have issued an order, decree or ruling restraining, enjoining or otherwise prohibiting the purchase and sale of the Membership Interest contemplated by this Agreement.

10.2        Rights on Termination. If this Agreement is terminated pursuant to this Article, all further obligations of the parties under or pursuant to this Agreement shall terminate without further liability of either party to the other, except for the obligations under Section 7.10 (Confidentiality), Section 7.11 (Trade Secrets), Section 7.12 (Noncompetition) and Section 9.2 (Expenses); provided, however, that termination pursuant to clauses (b) or (c) of Section 10.1 will not relieve any defaulting or breaching party from liability to the other party. Upon any termination of this Agreement, each party will return all documents, work papers and other material (including all copies) of the other party relating to the transactions contemplated by this Agreement.

ARTICLE XI

FRANCHISEE CONSENT

11.1        Franchisee Consent.  Franchisee hereby consents and approves of the sale, transfer, assignment, conveyance and delivery by Franchise Owners to Holdings of the Membership Interest.

11.2        Franchisee Delivery Requirement.  On or before Closing, Franchisee shall deliver to Franchise Owners and Roadhouse a certificate executed by an officer of Franchisee that certifies (i) the due adoption by Franchisee of resolutions attached to such certificate authorizing the transactions and the execution and delivery of this Agreement and the other agreements and documents contemplated hereby and the taking of all actions contemplated hereby and thereby; and (ii) that the copy of the Amended and Restated Operating Agreement for Roadhouse of New Berlin, LLC attached to such certificate is a true and correct copy of such Operating Agreement and that such Operating Agreement have not been amended.

—Signatures Appear on Following Pages—

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of date first written above.

ROADHOUSE:

TEXAS ROADHOUSE, INC.,
a Delaware corporation

By:	/s/ G. Price Cooper, IV
Name:	G. Price Cooper, IV
Title:	Chief Financial Officer

HOLDINGS:

TEXAS ROADHOUSE HOLDINGS LLC,
a Kentucky limited liability company

By:	Texas Roadhouse, Inc.,
a Delaware corporation,
its Manager

	By:	/s/ G. Price Cooper, IV
	Name:	G. Price Cooper, IV
	Title:	Chief Financial Officer

FRANCHISEE:

ROADHOUSE OF NEW BERLIN, LLC,
a Kentucky limited liability company

By:	Texas Roadhouse Holdings LLC,
a Kentucky limited liability company,
its Manager

	By:	Texas Roadhouse, Inc.,
a Delaware corporation,
its Manager

		By:	/s/ G. Price Cooper, IV
		Name:	G. Price Cooper, IV
		Title:	Chief Financial Officer

—Signatures Continue on Following Page—

—Signatures Continued from Previous Page—

NEW BERLIN HOLDINGS:

ROADHOUSE OF NEW BERLIN HOLDINGS, INC.,
a Nevada corporation

By:	/s/ Gerard J. Hart
Name:	Gerard J. Hart
Title:	President and Director

NEW BERLIN HOLDINGS OWNERS:

By:	/s/ Gerard J. Hart
Gerard J. Hart

By:	/s/ Jim Broyles
Jim Broyles

—Signatures Continue on Following Page—

—Signatures Continued from Previous Page—

ZITRO PARTNERS:

ZITRO PARTNERS, LTD.,
a Texas limited partnership

By:	TEAS Management, Inc.,
its General Partner

	By:	/s/ Steven L. Ortiz
	Name:	Steven L. Ortiz
	Title:	President

ZITRO PARTNERS OWNER:

By:	/s/ Steven L. Ortiz
Steven L. Ortiz

Exhibit “A-1”

FORM OF TRANSFER AND ASSIGNMENT OF MEMBERSHIP INTEREST

THIS TRANSFER AND ASSIGNMENT OF MEMBERSHIP INTEREST (this “Assignment”) is made and entered into as of the 26th day of November, 2014 (the “Effective Date”), by and between ROADHOUSE OF NEW BERLIN HOLDINGS, INC., a Nevada corporation (“Assignor”) and TEXAS ROADHOUSE HOLDINGS LLC, a Kentucky limited liability company (“Assignee”).

W I T N E S S E T H:

WHEREAS, Assignor owns a sixty-five percent (65%) of membership interests (the “Membership Interest”) in Roadhouse of New Berlin, LLC, a Kentucky limited liability company (the “Company”), with such rights to allocations, distributions, management and all other rights and matters as may be associated with an interest as a member of a limited liability company under the Kentucky Limited Liability Company Act and as governed by that certain Amended and Restated Operating Agreement for Roadhouse of New Berlin, LLC (as amended, the “Operating Agreement”);

WHEREAS, Assignor desires to convey and assign to Assignee the Membership Interest, in accordance with the terms and conditions of this Assignment;

WHEREAS, Assignee desires to accept the Membership Interest on the Effective Date; and

WHEREAS, the parties hereto desire to enter into this Assignment to evidence their agreement with respect to such transfer and assignment from Assignor to Assignee.

NOW, THEREFORE, in consideration for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby transfers, assigns, conveys and sets over to Assignee all of its right, title and interest in the Membership Interest as of the Effective Date.  Assignor does hereby irrevocably constitute and appoint any authorized representative of Assignee as attorney to transfer said interest on the books of the Company, with full power of substitution in the premises.

Assignor has good title to the Membership Interest free and clear of all claims, liens, security interests, pledges, options, rights of first refusal, security agreements, or other agreements, arrangements, contracts, commitments, understandings or other encumbrances of any kind whatsoever, other than those restrictions set forth in the Operating Agreement or the Franchise Agreement, dated September 8, 2004, as amended, by and among Company, Texas Roadhouse Development Corporation and certain other parties thereto (the “Franchise Agreement”). Assignor represents and warrants to Assignee that, upon the consummation of the transactions contemplated hereby, Assignee shall acquire good and marketable title to the Membership Interest, free and clear of all claims, liens, security interests, pledges, options, rights of first refusal, security agreements, or other agreements, arrangements, contracts, commitments, understandings or other encumbrances of any kind whatsoever, other than those restrictions set forth in the Operating Agreement or the Franchise Agreement.  Assignor further represents and warrants to Assignee that this Assignment is a valid and binding agreement of Assignor and enforceable in accordance with its terms. Neither the execution, delivery or performance of this Assignment by Assignor, nor the consummation of the transactions contemplated hereby will violate or conflict with any commitment, contract, obligation, document, agreement or other arrangement to which Assignor is a party or by which it is bound.

Assignee represents and warrants to Assignor that this Assignment is a valid and binding agreement of Assignee and enforceable in accordance with its terms. Neither the execution, delivery or

Exhibit A-1

performance of this Assignment by Assignee, nor the consummation of the transactions contemplated hereby will violate or conflict with any commitment, contract, obligation, document, agreement or other arrangement to which Assignee is a party or by which it is bound.

Assignor and Assignee will execute such further instruments and take such further actions as may be necessary to admit Assignee as a substitute member in the Company.

This Assignment shall be governed by the laws of the Commonwealth of Kentucky without giving effect to the conflict of laws principles thereof, and if any term or part of this Assignment shall be determined to be invalid, illegal or unenforceable in whole or in part, the validity of the remaining part of such term or the validity of any other term of this Assignment shall not in any way be affected.  This Assignment shall inure to the benefit of and be binding upon the parties and their successors and assigns.  This Assignment constitutes the entire agreement between the parties hereto in connection with the subject matter hereof and thereof, and supersedes any and all prior or contemporaneous representations, warranties, agreements, arrangements or communications, either oral or written, between the parties hereto with respect to the subject matter hereof and thereof. This Assignment may be executed in any number of counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.  This Assignment shall also be deemed duly executed, delivered and in full force and effect if delivered via facsimile or .pdf scan.

[Signatures set forth on the following page]

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the Effective Date.

ASSIGNOR:

ROADHOUSE OF NEW BERLIN HOLDINGS, INC.,
a Nevada corporation

By:	/s/ Gerard J. Hart
Name:	Gerard J. Hart
Title:	President and Director

ASSIGNEE:

TEXAS ROADHOUSE HOLDINGS LLC,
a Kentucky limited liability company

By:	Texas Roadhouse, Inc.,
a Delaware corporation,
its Manager

By:
	Name:	G. Price Cooper, IV
	Title:	Chief Financial Officer

Exhibit A-3

Exhibit “A-2”

FORM OF TRANSFER AND ASSIGNMENT OF MEMBERSHIP INTEREST

THIS TRANSFER AND ASSIGNMENT OF MEMBERSHIP INTEREST (this “Assignment”) is made and entered into as of the 26th day of November, 2014 (the “Effective Date”), by and between ZITRO PARTNERS, LTD, a Texas limited partnership (“Assignor”) and TEXAS ROADHOUSE HOLDINGS LLC, a Kentucky limited liability company (“Assignee”).

W I T N E S S E T H:

WHEREAS, Assignor owns a thirty percent (30%) of membership interests (the “Membership Interest”) in Roadhouse of New Berlin, LLC, a Kentucky limited liability company (the “Company”), with such rights to allocations, distributions, management and all other rights and matters as may be associated with an interest as a member of a limited liability company under the Kentucky Limited Liability Company Act and as governed by that certain Amended and Restated Operating Agreement for Roadhouse of New Berlin, LLC (as amended, the “Operating Agreement”);

WHEREAS, Assignor desires to convey and assign to Assignee the Membership Interest, in accordance with the terms and conditions of this Assignment;

WHEREAS, Assignee desires to accept the Membership Interest on the Effective Date; and

WHEREAS, the parties hereto desire to enter into this Assignment to evidence their agreement with respect to such transfer and assignment from Assignor to Assignee.

NOW, THEREFORE, in consideration for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby transfers, assigns, conveys and sets over to Assignee all of its right, title and interest in the Membership Interest as of the Effective Date.  Assignor does hereby irrevocably constitute and appoint any authorized representative of Assignee as attorney to transfer said interest on the books of the Company, with full power of substitution in the premises.

Assignor has good title to the Membership Interest free and clear of all claims, liens, security interests, pledges, options, rights of first refusal, security agreements, or other agreements, arrangements, contracts, commitments, understandings or other encumbrances of any kind whatsoever, other than those restrictions set forth in the Operating Agreement or the Franchise Agreement, dated September 8, 2004, as amended, by and among Company, Texas Roadhouse Development Corporation and certain other parties thereto (the “Franchise Agreement”). Assignor represents and warrants to Assignee that, upon the consummation of the transactions contemplated hereby, Assignee shall acquire good and marketable title to the Membership Interest, free and clear of all claims, liens, security interests, pledges, options, rights of first refusal, security agreements, or other agreements, arrangements, contracts, commitments, understandings or other encumbrances of any kind whatsoever, other than those restrictions set forth in the Operating Agreement or the Franchise Agreement.  Assignor further represents and warrants to Assignee that this Assignment is a valid and binding agreement of Assignor and enforceable in accordance with its terms. Neither the execution, delivery or performance of this Assignment by Assignor, nor the consummation of the transactions contemplated hereby will violate or conflict with any commitment, contract, obligation, document, agreement or other arrangement to which Assignor is a party or by which it is bound.

Assignee represents and warrants to Assignor that this Assignment is a valid and binding agreement of Assignee and enforceable in accordance with its terms. Neither the execution, delivery or performance of this Assignment by Assignee, nor the consummation of the transactions contemplated hereby will violate or conflict with any commitment, contract, obligation, document, agreement or other arrangement to which Assignee is a party or by which it is bound.

Assignor and Assignee will execute such further instruments and take such further actions as may be necessary to admit Assignee as a substitute member in the Company.

This Assignment shall be governed by the laws of the Commonwealth of Kentucky without giving effect to the conflict of laws principles thereof, and if any term or part of this Assignment shall be determined to be invalid, illegal or unenforceable in whole or in part, the validity of the remaining part of such term or the validity of any other term of this Assignment shall not in any way be affected.  This Assignment shall inure to the benefit of and be binding upon the parties and their successors and assigns.  This Assignment constitutes the entire agreement between the parties hereto in connection with the subject matter hereof and thereof, and supersedes any and all prior or contemporaneous representations, warranties, agreements, arrangements or communications, either oral or written, between the parties hereto with respect to the subject matter hereof and thereof. This Assignment may be executed in any number of counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.  This Assignment shall also be deemed duly executed, delivered and in full force and effect if delivered via facsimile or .pdf scan.

[Signatures set forth on the following page]

Exhibit A-5

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the Effective Date.

ASSIGNOR:

ZITRO PARTNERS, LTD.,
a Texas limited partnership

By:	TEAS Management, Inc.,
its General Partner

By:
	Name:	Steven L. Ortiz
	Title:	President

ASSIGNEE:

TEXAS ROADHOUSE HOLDINGS LLC,
a Kentucky limited liability company

By:	Texas Roadhouse, Inc.,
a Delaware corporation,
its Manager

By:
	Name:	G. Price Cooper, IV
	Title:	Chief Financial Officer

Schedule 2.3(b)

Roadhouse Common Stock to be Issued

Member	Number of Shares of Roadhouse Common Stock

Zitro Partners, LTD.	12,903

Roadhouse of New Berlin Holdings, Inc.	27,957

Schedule 4.1

Shareholder of New Berlin Holdings

Shareholder	Ownership Percentage

Gerard J. Hart	46.15%

Scott M. Colosi	3.08%

Jim D. Broyles	46.15%

Jerry Cruz	1.54%

Sammy Nixon	3.08%